EXHIBIT 23.2

                       CONRAD C. LYSIAK
                 Attorney and Counselor at Law
                     601 West First Avenue
                           Suite 503
                  Spokane, Washington   99201
                        (509) 624-1475
                     FAX: (509) 747-1770


                            CONSENT

     I HEREBY CONSENT to the inclusion of my name in connection with the Form S-8 Registration Statement filed with the Securities and Exchange Commission as attorney for the registrant, METALLINE MINING COMPANY.

     DATED this 6th day of April, 2000.

                              Yours truly,


                              /s/ Conrad C. Lysiak
                              Conrad C. Lysiak